EXHIBIT 99.1

ESTABLISHMENT LABS ANNOUNCES $50 MILLION PRIVATE PLACEMENT AND PRELIMINARY UNAUDITED FINANCIAL RESULTS FOR THE FOURTH QUARTER AND FISCAL YEAR 2023

JANUARY 9, 2024

NEW YORK--(BUSINESS WIRE)-- Establishment Labs Holdings Inc. (NASDAQ: ESTA) (“Establishment Labs” or the “Company”), a global medical technology company dedicated to improving women’s health and wellness, principally in breast aesthetics and reconstruction, today announced it has entered into a securities purchase agreement with select institutional accredited investors to purchase common shares of the Company, or pre-funded warrants in lieu thereof. The Company also announced preliminary unaudited financial results for the fourth quarter and fiscal year 2023.
Preliminary unaudited revenue for the fourth quarter of 2023 is expected to be in the range of $31.4 million to $31.8 million, in line with the guidance provided on November 7 in the third quarter earnings release. Based on the expected range for fourth quarter preliminary unaudited revenue, Establishment Labs expects full-year 2023 revenue of $165.0 million to $165.4 million. The Company’s year-end 2023 cash position is expected to be approximately $39.1 million, a decrease of $12.9 million from the end of the third quarter of 2023.
Pursuant to the securities purchase agreement, Establishment Labs has agreed to sell two million common shares or, in lieu of common shares, pre-funded warrants at a price of $25.00 per share. The aggregate gross proceeds from the offering, before deducting offering expenses, are expected to be approximately $50 million. The private placement is expected to close on or about January 12, 2024, subject to the satisfaction of customary closing conditions. Establishment Labs expects to use net proceeds from the private placement for working capital and other general corporate purposes.
Juan José Chacón-Quirós, Founder and Chief Executive Officer of Establishment Labs, commented, “While the second half of our year was challenging, demand has stabilized and we are starting to see a recovery in aesthetics and in our business specifically. We expect to see a resumption of growth in our current markets this year as well as the early results of our entry into the United States and China. The significant reduction in cash use in the fourth quarter highlights our ability to drive Establishment Labs towards positive cash flow, and we expect to see continued improvement throughout 2024. We are focused on becoming EBITDA positive in 2024 and cash flow positive in 2025 — and this private placement provides us the capital to do so. Led by Nantahala Capital and RTW, and with strong participation from our other current shareholders, our investors have demonstrated their continued confidence in the future of our company.”
The securities sold in the private placement are being made in a transaction not involving a public offering and have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), or any state or other applicable jurisdiction’s securities laws, and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act and applicable state or other jurisdictions’ securities laws. Establishment Labs and the investors in the private placement have entered into a registration rights agreement pursuant to which Establishment Labs has agreed to register with the U.S. Securities and Exchange Commission (the “SEC”) the resale of the common shares issued in the private placement and the common shares issuable upon the exercise of the pre-funded warrants issued in the private placement.
This press release shall not constitute an offer to sell or the solicitation of an offer to buy these securities, nor shall there be any offer, solicitation or sale of these securities in any jurisdiction in which such offer, solicitation or sale would be unlawful.

About Establishment Labs
Establishment Labs Holdings Inc. is a global medical technology company dedicated to improving women’s health and wellness through the power of science, engineering, and technology. The Company offers a portfolio of Femtech solutions for breast health, breast aesthetics and breast reconstruction. The over three million Motiva® devices Establishment Labs has delivered to plastic and reconstructive surgeons since 2010 have created a new standard for safety and patient satisfaction in the over 85 countries in which they are available. The Motiva Flora® tissue expander is used to improve outcomes in breast reconstruction following breast cancer and it is the only regulatory-approved expander in the world with an integrated port using radio-frequency technology that is MR conditional. Mia Femtech™, Establishment Lab’s unique minimally invasive experience for breast harmony, is the Company’s most recent breakthrough innovation. These solutions are supported by over 200 patent applications in 25 separate patent families worldwide and over 50 scientific studies and publications in peer reviewed journals. Establishment Labs manufactures at two facilities in Costa Rica compliant with all applicable regulatory standards under ISO13485:2016 and FDA 21 CFR 820 under the MDSAP program. In 2018, the Company received an investigational device exemption (IDE) from the FDA for Motiva Implants® and began a clinical trial to support regulatory approval in the United States. Please visit our website for additional information at www.establishmentlabs.com.
Establishment Labs’ Motiva silicone gel-filled implants are currently not approved for commercial distribution in the United States. The Company’s implants are undergoing PMA clinical investigation pursuant to U.S. FDA regulations for investigational medical devices.

Forward-Looking Statements
This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). You can find many (but not all) of these statements by looking for words such as “approximates,” “believes,” “expects,” “anticipates,” “estimates,” “intends,” “plans,” “intends to,” “would,” “will,” “may” or other similar expressions in this press release. Any statements that refer to expectations regarding the private placement, such as its closing date and use of proceeds, as well as the Company’s projections of our future financial or operating performance are forward-looking statements. We claim the protection of the safe harbor contained in the Private Securities Litigation Reform Act of 1995. We caution investors that any forward-looking statements presented in this report, or that we may make orally or in writing from time to time, are expressions of our beliefs and expectations based on currently available information at the time such statements are made. Such statements are based on assumptions, and the actual outcome will be affected by known and unknown risks, trends, uncertainties, and factors that are beyond our control. Although we believe that our assumptions are reasonable, we cannot guarantee future performance, and some will inevitably prove to be incorrect. As a result, our actual future results and the timing of events may differ from our expectations, and those differences may be material. Factors, among others, that could cause actual results and events to differ materially from those described in any forward-looking statements include risks and uncertainties relating to: our ability to successfully, timely and cost-effectively develop, seek and obtain regulatory clearance for and commercialize our product offerings; the rate of adoption of our products by healthcare providers or other customers; the success of our marketing initiatives; the safe and effective use of our products; our ability to protect our intellectual property; our future expansion plans and capital allocation; our ability to expand upon and/or secure sources of credit or capital; our ability to develop and maintain relationships with qualified suppliers to avoid a significant interruption in our supply chains; our ability to attract and retain key personnel; our ability to scale our operations to meet market demands; the effect on our business of existing and new regulatory requirements; and other economic and competitive factors. These and other factors that could cause or contribute to actual results differing materially from our expectations include, among others, those risks and uncertainties discussed in the company’s annual report on Form 10-K filed on March 1, 2023 and discussed in the Company's quarterly report on Form 10-Q filed on November 8, 2023, which risks and uncertainties may be updated in the future in other filings made by the company with the SEC. The risks included in those documents are not exhaustive, and additional factors could adversely affect our business and financial performance. We operate in a very competitive and rapidly changing environment. New risk factors emerge from time to time, and it is not possible for us to predict all such risk factors, nor can we assess the impact of all such risk factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements. We are not undertaking any obligation to update any forward-looking statements. Accordingly, investors should use caution in relying on past forward-looking statements, which are based on known results and trends at the time they are made, to anticipate future results or trends.

Investor/Media Contact:
Raj Denhoy
415-828-1044
rdenhoy@establishmentlabs.com
Source: Establishment Labs Holdings Inc.